UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2007

R.H. DONNELLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-07155 (Commission File Number)	13-2740040 (IRS Employer Identification No.)
1001 Winstead Drive, Cary NC (Address of principal executive offices)		27513 (Zip Code)

Registrant’s telephone number,
including area code:
(919) 297-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On July 26, 2007, R.H. Donnelley Corporation, a Delaware Corporation (the “Company”) and Business.com, Inc., a Delaware Corporation (“Business.com”), issued a joint press release announcing that the Company has entered into a definitive agreement to acquire Business.com. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The Company will discuss this transaction on a conference call scheduled for Thursday, July 26, 2007, at 10:00 a.m. During this conference call, management intends to refer to a “Key Messages” document, a copy of which is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release, dated July 26, 2007.

99.2	Key Messages to be referred to on the Company’s July 26, 2007 conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R.H. DONNELLEY CORPORATION

/s/ Robert J. Bush
Robert J. Bush
Senior Vice President and General Counsel

Date: July 26, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated July 26, 2007.

99.2	Key Messages to be referred to on the Company’s July 26, 2007 conference call.